UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 6, 2003
(Date of earliest event reported)

SPARTAN STORES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Commission File Number: 000-31127

Michigan (State or Other Jurisdiction) of Incorporation or Organization)	38-0593940 (IRS Employer Identification No.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan (Address of Principal Executive Offices)	49518 (Zip Code)

Registrant's telephone number, including area code: (616) 878-2000

Item 7.        Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

	99.1	Press Release dated March 6, 2003.

Item 9.        Regulation FD Disclosure.

          On March 6, 2003, Spartan Stores, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K, which is here incorporated by reference. This report and the exhibit are furnished, not filed.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 6, 2003	SPARTAN STORES, INC. (Registrant)

By /s/ Alex J. DeYonker
Alex J. DeYonker Secretary

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press Release Dated March 6, 2003